016570| 003590|127C|RESTRICTED||4|057-423

COMMON STOCK

PAR VALUE $.001 PER SHARE

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ

POOLCORP™

Certificate Number

ZQ 000000

Shares

600620***
600620*
****600620***
*****600620**
******600620*

POOL CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

MR SAMPLE & MRS SAMPLE &
MR SAMPLE & MRS SAMPLE

CUSIP 73278L 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

**SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY**

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

Pool Corporation (the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares of Common Stock represented hereby are issued subject to all of the provisions of the Restated Certificate of Incorporation and Restated By-laws of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent and Registrar), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused its facsimile corporate seal and the of the facsimile signatures of its duly authorized officers to be hereunto affixed.

DATED <<Month Day, Year>>

FACSIMILE SIGNATURE TO COME

President and Chief Executive Officer

POOL CORPORATION CORPORATE SEAL 1995 DELAWARE

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

FACSIMILE SIGNATURE TO COME

Secretary

By________________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

1234567

POOLCORP™

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4

CUSIP	XXXXXX XX X
Holder ID	XXXXXXXXXX
Insurance Value	1,000,000.00
Number of Shares	123456
DTC	12345678 123456789012345

Certificate Numbers	**Num/No.**	**Denom.**	**Total**
1234567890/1234567890	1	1	1
1234567890/1234567890	2	2	2
1234567890/1234567890	3	3	3
1234567890/1234567890	4	4	4
1234567890/1234567890	5	5	5
1234567890/1234567890	6	6	6
Total Transaction			**7**